                                                                      Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Board of Directors
Ameritech Corporation

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 17, 1996 included (or incorporated by reference) in this Form 10-K for the year ended December 31, 1995, into Ameritech Corporation's previously filed Registration Statement File Nos. 33-26366, 2-97037, 33-30593, 33-32705, 33-34006, 33-36790, 33-47608, 33-49036,
33-51771, 33-51773 and 33-00897.



                                         Arthur Andersen LLP


Chicago, Illinois
March 11, 1996